EXHIBIT NO. 99.B12

                            SUN LIFE OF CANADA (U.S.)
                         A member of Sun Financial Group
      One Sun Life Executive Park, Wellesley Hills, MA 02181 (617) 237-6030


April 21, 1998


Sun Life Assurance Company of Canada (U.S.)
Total Return Variable Account (The "Account")
One Sun Life Executive Park
Wellesley Hills, MA 02181

Gentleman and Ladies:

I am the Assistant Vice President and Secretary of Sun Life Assurance Company of Canada (U.S.) (the "Company"). I am rendering this opinion to you in connection with the issuance of an indefinite amount of securities in the form of variable annuity contracts (the "Contract") and registration of the Contracts with the Securities and Exchange Commission under the Securities Act in 1933, as amended and the Investment Company Act of 1940 on Form N-3 (File No. 33-19626). In giving this opinion, I have examined the Registration Statement and have examined such other documents and reviewed such questions of Delaware law as I considered necessary and appropriate. Based on such examination and review it is my opinion that:

1. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware.

 2. The Account has been duly created and is existing as a separate account established by the Company pursuant to the provisions of 18 Delaware Code SS. 2932.

3. The Contracts when issued in the manner described in the Registration Statement will be legal, validly issued and will represent binding obligations of the Company and the Account under Delaware law. I express no opinion as to compliance with the Securities Act of 1933, the Investment Company Act of 1940 or applicable State laws regulating the sale of the Contracts.

I hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to reference to this opinion under the caption "Legal Matters" in the prospectus constituting a part of the Registration Statement.

Very truly yours,

/s/ MARGARET SEARS MEAD

Margaret Sears Mead
Assistant Vice President and Secretary
Sun Life Assurance Company of Canada (U.S.)

MSM/slc

                                                               EXHIBIT NO. 99.12

                            SUN LIFE OF CANADA (U.S.)
                         A member of Sun Financial Group
      One Sun Life Executive Park, Wellesley Hills, MA 02181 (617) 237-6030


April 21, 1998


Sun Life Assurance Company of Canada (U.S.)
Money Market Variable Account (The "Account")
One Sun Life Executive Park
Wellesley Hills, MA 02181

Gentleman and Ladies:

I am the Assistant Vice President and Secretary of Sun Life Assurance Company of Canada (U.S.) (the "Company"). I am rendering this opinion to you in connection with the issuance of an indefinite amount of securities in the form of variable annuity contracts (the "Contract") and registration of the Contracts with the Securities and Exchange Commission under the Securities Act in 1933, as amended and the Investment Company Act of 1940 on Form N-3 (File No. 2-79141). In giving this opinion, I have examined the Registration Statement and have examined such other documents and reviewed such questions of Delaware law as I considered necessary and appropriate. Based on such examination and review it is my opinion that:

1. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware.

2. The Account has been duly created and is existing as a separate account established by the Company pursuant to the provisions of 18 Delaware Code SS. 2932.

3. The Contracts when issued in the manner described in the Registration Statement will be legal, validly issued and will represent binding obligations of the Company and the Account under Delaware law. I express no opinion as to compliance with the Securities Act of 1933, the Investment Company Act of 1940 or applicable State laws regulating the sale of the Contracts.

I hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to reference to this opinion under the caption "Legal Matters" in the prospectus constituting a part of the Registration Statement.

Very truly yours,

/s/ MARGARET SEARS MEAD

Margaret Sears Mead
Assistant Vice President and Secretary
Sun Life Assurance Company of Canada (U.S.)


MSM/slc

                                                               EXHIBIT NO. 99.12

                            SUN LIFE OF CANADA (U.S.)
                         A member of Sun Financial Group
      One Sun Life Executive Park, Wellesley Hills, MA 02181 (617) 237-6030

April 21, 1998


Sun Life Assurance Company of Canada (U.S.)
Managed Sectors Variable Account (The "Account")
One Sun Life Executive Park
Wellesley Hills, MA 02181

Gentleman and Ladies:

I am the Assistant Vice President and Secretary of Sun Life Assurance Company of Canada (U.S.) (the "Company"). I am rendering this opinion to you in connection with the issuance of an indefinite amount of securities in the form of variable annuity contracts (the "Contract") and registration of the Contracts with the Securities and Exchange Commission under the Securities Act in 1933, as amended and the Investment Company Act of 1940 on Form N-3 (File No. 33-19627). In giving this opinion, I have examined the Registration Statement and have examined such other documents and reviewed such questions of Delaware law as I considered necessary and appropriate. Based on such examination and review it is my opinion that:

1. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware.

2. The Account has been duly created and is existing as a separate account established by the Company pursuant to the provisions of 18 Delaware Code SS. 2932.

3. The Contracts when issued in the manner described in the Registration Statement will be legal, validly issued and will represent binding obligations of the Company and the Account under Delaware law. I express no opinion as to compliance with the Securities Act of 1933, the Investment Company Act of 1940 or applicable State laws regulating the sale of the Contracts.

I hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to reference to this opinion under the caption "Legal Matters" in the prospectus constituting a part of the Registration Statement.

Very truly yours,

/s/ MARGARET SEARS MEAD

Margaret Sears Mead
Assistant Vice President and Secretary
Sun Life Assurance Company of Canada (U.S.)

MSM/slc

                                                               EXHIBIT NO. 99.12

                            SUN LIFE OF CANADA (U.S.)
                         A member of Sun Financial Group
      One Sun Life Executive Park, Wellesley Hills, MA 02181 (617) 237-6030

April 21, 1998


Sun Life Assurance Company of Canada (U.S.)
High Yield Variable Account (The "Account")
One Sun Life Executive Park
Wellesley Hills, MA 02181

Gentleman and Ladies:

I am the Assistant Vice President and Secretary of Sun Life Assurance Company of Canada (U.S.) (the "Company"). I am rendering this opinion to you in connection with the issuance of an indefinite amount of securities in the form of variable annuity contracts (the "Contract") and registration of the Contracts with the Securities and Exchange Commission under the Securities Act in 1933, as amended and the Investment Company Act of 1940 on Form N-3 (File No. 2-79142). In giving this opinion, I have examined the Registration Statement and have examined such other documents and reviewed such questions of Delaware law as I considered necessary and appropriate. Based on such examination and review it is my opinion that:

1. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware.

2. The Account has been duly created and is existing as a separate account established by the Company pursuant to the provisions of 18 Delaware Code SS. 2932.

3. The Contracts when issued in the manner described in the Registration Statement will be legal, validly issued and will represent binding obligations of the Company and the Account under Delaware law. I express no opinion as to compliance with the Securities Act of 1933, the Investment Company Act of 1940 or applicable State laws regulating the sale of the Contracts.

I hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to reference to this opinion under the caption "Legal Matters" in the prospectus constituting a part of the Registration Statement.

Very truly yours,

/s/ MARGARET SEARS MEAD

Margaret Sears Mead
Assistant Vice President and Secretary
Sun Life Assurance Company of Canada (U.S.)

MSM/slc

                                                               EXHIBIT NO. 99.12

                            SUN LIFE OF CANADA (U.S.)
                         A member of Sun Financial Group
      One Sun Life Executive Park, Wellesley Hills, MA 02181 (617) 237-6030

April 21, 1998


Sun Life Assurance Company of Canada (U.S.)
World Government Variable Account (The "Account")
One Sun Life Executive Park
Wellesley Hills, MA 02181

Gentleman and Ladies:

I am the Assistant Vice President and Secretary of Sun Life Assurance Company of Canada (U.S.) (the "Company"). I am rendering this opinion to you in connection with the issuance of an indefinite amount of securities in the form of variable annuity contracts (the "Contract") and registration of the Contracts with the Securities and Exchange Commission under the Securities Act in 1933, as amended and the Investment Company Act of 1940 on Form N-3 (File No. 33-19629). In giving this opinion, I have examined the Registration Statement and have examined such other documents and reviewed such questions of Delaware law as I considered necessary and appropriate. Based on such examination and review it is my opinion that:

1. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware.

2. The Account has been duly created and is existing as a separate account established by the Company pursuant to the provisions of 18 Delaware Code SS. 2932.

3. The Contracts when issued in the manner described in the Registration Statement will be legal, validly issued and will represent binding obligations of the Company and the Account under Delaware law. I express no opinion as to compliance with the Securities Act of 1933, the Investment Company Act of 1940 or applicable State laws regulating the sale of the Contracts.

I hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to reference to this opinion under the caption "Legal Matters" in the prospectus constituting a part of the Registration Statement.

Very truly yours,

/s/ MARGARET SEARS MEAD

Margaret Sears Mead
Assistant Vice President and Secretary
Sun Life Assurance Company of Canada (U.S.)

MSM/slc

                                                               EXHIBIT NO. 99.12

                            SUN LIFE OF CANADA (U.S.)
                         A member of Sun Financial Group
      One Sun Life Executive Park, Wellesley Hills, MA 02181 (617) 237-6030

April 21, 1998


Sun Life Assurance Company of Canada (U.S.)
Government Securities Variable Account (The "Account")
One Sun Life Executive Park
Wellesley Hills, MA 02181

Gentleman and Ladies:

I am the Assistant Vice President and Secretary of Sun Life Assurance Company of Canada (U.S.) (the "Company"). I am rendering this opinion to you in connection with the issuance of an indefinite amount of securities in the form of variable annuity contracts (the "Contract") and registration of the Contracts with the Securities and Exchange Commission under the Securities Act in 1933, as amended and the Investment Company Act of 1940 on Form N-3 (File No. 33-19630). In giving this opinion, I have examined the Registration Statement and have examined such other documents and reviewed such questions of Delaware law as I considered necessary and appropriate. Based on such examination and review it is my opinion that:

1. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware.

2. The Account has been duly created and is existing as a separate account established by the Company pursuant to the provisions of 18 Delaware Code SS. 2932.

3. The Contracts when issued in the manner described in the Registration Statement will be legal, validly issued and will represent binding obligations of the Company and the Account under Delaware law. I express no opinion as to compliance with the Securities Act of 1933, the Investment Company Act of 1940 or applicable State laws regulating the sale of the Contracts.

I hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to reference to this opinion under the caption "Legal Matters" in the prospectus constituting a part of the Registration Statement.

Very truly yours,

/s/ MARGARET SEARS MEAD

Margaret Sears Mead
Assistant Vice President and Secretary
Sun Life Assurance Company of Canada (U.S.)

MSM/slc

                                                               EXHIBIT NO. 99.12

                            SUN LIFE OF CANADA (U.S.)
                         A member of Sun Financial Group
      One Sun Life Executive Park, Wellesley Hills, MA 02181 (617) 237-6030

April 21, 1998


Sun Life Assurance Company of Canada (U.S.)
Capital Appreciation Variable Account (The "Account")
One Sun Life Executive Park
Wellesley Hills, MA 02181

Gentleman and Ladies:

I am the Assistant Vice President and Secretary of Sun Life Assurance Company of Canada (U.S.) (the "Company"). I am rendering this opinion to you in connection with the issuance of an indefinite amount of securities in the form of variable annuity contracts (the "Contract") and registration of the Contracts with the Securities and Exchange Commission under the Securities Act in 1933, as amended and the Investment Company Act of 1940 on Form N-3 (File No. 33-19632). In giving this opinion, I have examined the Registration Statement and have examined such other documents and reviewed such questions of Delaware law as I considered necessary and appropriate. Based on such examination and review it is my opinion that:

1. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware.

2. The Account has been duly created and is existing as a separate account established by the Company pursuant to the provisions of 18 Delaware Code SS. 2932.

3. The Contracts when issued in the manner described in the Registration Statement will be legal, validly issued and will represent binding obligations of the Company and the Account under Delaware law. I express no opinion as to compliance with the Securities Act of 1933, the Investment Company Act of 1940 or applicable State laws regulating the sale of the Contracts.

I hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to reference to this opinion under the caption "Legal Matters" in the prospectus constituting a part of the Registration Statement.

Very truly yours,

/s/ MARGARET SEARS MEAD

Margaret Sears Mead
Assistant Vice President and Secretary
Sun Life Assurance Company of Canada (U.S.)

MSM/slc